Equitable Financial Life Insurance Company of America

Equitable Financial Life Insurance Company

Supplement dated November 3, 2023 to the Prospectus and Statement of Additional Information for Structured Capital Strategies® PLUS GuardSM dated October 17, 2023

This Supplement modifies certain information in the above-referenced prospectus and any supplements to the above-referenced prospectus (the “Prospectus”), as well as the Statement of Additional Information offered by Equitable Financial Life Insurance Company of America. You should read this Supplement in conjunction with your Prospectus and Statement of Additional Information and retain it for future reference. This Supplement incorporates the Prospectus and Statement of Additional Information by reference. Unless otherwise indicated, all other information included in your Prospectus and Statement of Additional Information remains unchanged. The terms we use in this Supplement have the same meaning as in your Prospectus and Statement of Additional Information.

Please note the following update to the Prospectus and Statement of Additional Information, which will be effective as of November 3, 2023:

1.

The date of the Prospectus and Statement of Additional Information has been changed to November 3, 2023. All references in the Prospectus and Statement of Additional Information to the Prospectus date of October 17, 2023 and the Statement of Additional Information date of October 17, 2023 are replaced with November 3, 2023.

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